UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 18, 2006

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51521	52-1862719
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

8211 Town Center Drive
Baltimore, Maryland		21236
(Address of principal executive offices)		(Zip Code)

(410) 931-6000

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year - if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A of Williams Scotsman International, Inc. amends the Company’s current report on Form 8-K (the “Original Form 8-K”) dated August 18, 2006 which was filed with the Securities and Exchange Commission on August 24, 2006.

SAFE HARBOR STATEMENT — CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this Form 8-K/A contain or incorporate by reference certain forward-looking statements with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Such forward-looking statements include the discussions of our business strategies and our expectations concerning future operations, margins, profitability, liquidity and capital resources. In addition, the words “anticipates,” “believes,” “estimates,” “seeks,” “expects,” “plans,” “intends” and similar expressions, as they relate to us or our management, are intended to identify forward-looking statements. Although we believe that such forward-looking statements are reasonable, we cannot assure you that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the risks discussed in “Risk Factors” section included in our annual report on Form 10-K filed on March 17, 2006 as well as risks associated with:

•                  substantial leverage and our ability to service debt;

•                  changing market trends in the modular space industry;

•                  general economic and business conditions including a prolonged or substantial recession;

•                  our ability to finance fleet and branch expansion and to locate and finance acquisitions;

•                  our ability to implement our business and growth strategy and maintain and enhance our competitive strengths;

•                  our ability to obtain financing for general corporate purposes;

•                  intense industry competition;

•                  availability of key personnel;

•                  industry over-capacity; and

•                  changes in, or the failure to comply with, government regulations.

As a result of these uncertainties, you should not place undue reliance on these forward-looking statements. All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K/A as a result of new information, future events or developments, except as required by federal securities laws.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a)                                  AUDITED FINANCIAL STATEMENTS AND NOTE THERE TO OF WIRON CONSTRUCTIONES MODULARES, SA FOR THE YEAR ENDED DECEMBER 31, 2005

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of
WIRON CONSTRUCCIONES MODULARES, S.A.

We have audited the accompanying balance sheet of WIRON CONSTRUCCIONES MODULARES, S.A. as of December 31, 2005 and the related statements of income, changes in stockholders’ equity and cash flows for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States (PCAOB — Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WIRON CONSTRUCCIONES MODULARES, S.A. as of December 31, 2005 and the results of its operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States.

Gassó Auditores

/s/ Serafín Doval Miquez
Serafín Doval Miguez

March 23, 2006

WIRON CONSTRUCCIONES MODULARES, S.A.
BALANCE SHEET AS OF DECEMBER 31st, 2005

	Note	U.S.D.
ASSETS
Current assets:
Cash at bank and in hand		278,756
Trade accounts receivable		17,086,927
Less: Allowance for doubtful accounts		(1,257,189)
Other receivable		106,278
Stocks	3	4,194,219
Prepaid expenses		61,511
Other current assets		317,695

Total current assets		20,788,197

Property and equipment, net	4	31,182,604

Other assets		132,034

TOTAL ASSETS		52,102,835

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Credit institutions debts	6	13,410,756
Trade creditors		11,137,444
Other accounts payable:
Government institutions	8	4,413,366
Employees		573,509
Accrued expenses and other current liabilities		56,412

Total current liabilities		29,591,487

Deferred incomes	5	1,267,808

Long term debts with credit institutions, net of current maturities	6	4,141,920

Other long tem liabilities	7	8,781,233

Stockholder’s equity:
Common Stock (712,810 shares of 0.7864 USD each one)	9	560,562
Legal reserve		156,733
Retained earnings		7,132,635
Accumulated Other Comprehensive Income		470,457
		8,320,387

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		52,102,835

See notes to financial statements.

WIRON CONSTRUCCIONES MODULARES, S.A.

INCOME AND EXPENDITURE ACCOUNT

YEAR ENDED DECEMBER 31st, 2005

	Note	U.S.D.

Net Sales:	10

Sales and incomes from renting modules		29,389,150

Other		10,152

		29,399,303

Cost of sales		13,990,574

Sales gross profit		15,408,728

Operational expenses:

Selling, general and administrative expenses		5,221,027

Operating income		10,187,701

Depreciation		(4,686,366)

Other incomes (expenses):

Financial expenses, net		(868,259)

Other incomes and expenses, net		(259,555)

		(1,127,814)

Income before income taxes		4,373,521

Income tax expense		(2,419,221)

Net income		1,954,300

See notes to financial statements.

WIRON CONSTRUCCIONES MODULARES, S.A.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

YEAR ENDED DECEMBER 31st, 2005

	Common Stock	Legal Reserve	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholders’ Equity

Balance at December 31, 2004	$560.562	$156.733	$5.178.335	$573.538	$6.469.168

Comprehensive income:
Net income			1.954.300		1.954.300
Foreign currency translation adjustments				(103.081)	(103.081)
Comprehensive income					1.851.219

Balance at December 31, 2005	$560.562	$156.733	$7.132.635	$470.457	$8.320.387

See notes to financial statements.

WIRON CONSTRUCCIONES MODULARES, S.A.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31st, 2005

U.S.D
Cash flows from operating activities:
Net income for the year	1,954,300
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of fixed assets	3,829,162
Increase in allowance for doubtful accounts	198,703
Increase in deferred incomes	1,267,808
Loss on sale of fixed assets	36,096
Increase (decrease) in accounts payable:
Suppliers	3,296,636
Other accounts payable	1,862,608
Increase in accrued expenses and other liabilities	9,612
Decrease (increase) in accounts receivable:
Account receivable — Clients	(5,884,378)
Other accounts receivable	9,705
Decrease (increase) in stocks	(199,947)
Decrease (increase) in prepaid expenses	(19,353)
Decrease (increase) in other assets	(330,853)
Total adjustments	4,075,799
Net cash provided (used) by operating activities	6,030,099

Cash flows from investing activities:
Purchase of property and equipment	(11,895,908)
Book value of sold fixes assets	794,142
Loss on sale of fixed assets	(36,096)

Net cash (used) in investing activities	(11,137,862)

Cash flows from financing activities:
Increase in bank debts	7,176,709
Payment of bank debts	(2,619,510)
Increase in other long-term debts	1,968,544
Payment of other long-term debts	(1,282,090)

Net cash provided (used) in financing activities	5,243,653

Foreign Exchange Effects	(103,081)

Increase (decrease) in cash	32,810
Balance of cash at beginning of year	245,946
Balance of cash at end of year	278,756

Supplemental disclosures of cash flow activities:
Cash paid during the year for:
Taxes on income	1,918,151
Interest	823,973

Supplemental disclosures of non-cash investing activities
Acquisition of operational leases	229,698

See notes to financial statements.

NOTE 1.- ORGANIZATION

WIRON CONSTRUCCIONES MODULARES, S.A. (hereinafter “the Company”) was established on February 14th., 2002 by public deed executed before the Notary Mr. Martín Iglesias Enrique, Number 000189 of his protocol, and  was registered in the Madrid Business Register, Volume 17950, Book D, Page 57, Inscription 1, on September 23rd., 2002. The Company was executed as a consequence of a merger process involving the companies WIRON PREFABRICADOS MODULARES, S.L., ALQUI-WIRON, S.L., MODUL NOU, S.L., HISPAMODUL, S.L. and PREFABRICADOS MODULARES MARE NOSTRUM, S.L.; the merger was agreed on by the shareholders in the respective shareholders meetings of each said company, held with general/universal character on June 30th. 2001, approving thereat the merger balance sheets of each said company as of December 31st. 2000.

In consequence of the before mentioned merger deed, the Company is established by the complete transfer of the estates of the merged companies, on December 31st. 2000. The Company is set up with a share capital of 712,810 euros.

The new company WIRON CONSTRUCCIONES MODULARES, S.A. is established for an indefinite period of time being its authorized activity the manufacture, sale, rent, maintenance, distribution, importation and exportation of metal prefabricates, and its derivatives or by-products, and concrete, as well as projecting and making constructions, structures and buildings, based on concrete and metal prefabricates.

During the present accounting period, the Company has fabricated, manufactured, rented and sold modular sets.

NOTE 2.- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)              Accounting records

The Company keeps its accounting records en Euro currency and the corresponding annual accounts have been prepared according with Spanish general accounting principles, although, the presentation of the balance sheet, the income and expenditure account, the statement of changes in stockholders’ equity and the statement of cash flows has been modified in order to prepare them according with general accepted accounting principles in the United Sates (US GAAP).

b)             Financial statements conversion

In order to prepare the accompanying financial statements in us dollars, the Company has applied the criteria of converting the operating local currency (Euro) with the exchange rate at the end of the year (1Euro = 1.1797 USD per balance and 1Euro = 1.2454 USD per P&L purpose).

c)              Stocks

Raw materials and other supplies: are valued at the acquisition cost including the amount stated in the invoice and all the additional expenses incurred until the final stage of the merchandise, in the warehouse. Work in progress and semi-finished goods are valued at their manufactured cost that includes the cost of raw materials added and an estimation of the expenses attributable.

d)             Accounts receivable

Accounts receivable are valued at the nominal amount. The Company provides for the allowance for doubtful accounts when there are estimated losses to be incurred in collection of accounts.

e)              Acquisition of assets under operating leases

The accounting policies of the assets acquired under operating leases, in strict sense, (purchase), sold assets with repurchase agreement and sold assets connected to a further operational lease (leaseback) are as follows:

•                       Assets acquired under operational leases:

The assets acquired under operating leases are capitalized at its cost value, charging the corresponding depreciation using the straight-line method over the estimated useful life, recording the pending quotas as a liability, including the purchase option.

•                       Sold assets with repurchase agreement:

Correspond to modular facilities manufactured by the company that will be purchased later. These assets are showed as fixed assets in the balance sheet. Depreciation is computed by the straight-line method over estimated useful lives. The amount of the sale is registered as a deferred income, and shall be applied to the results with a straight line method along during the period between the dates of sale and repurchase.

•                       Sold assets connected to a later operating lease (sale-leaseback):

Correspond to modular facilities manufactured by the company that are sold to financial entities with which a contract of operating lease is formalized. These assets are showed in the balance sheet as fixed assets at cost value. The depreciation is computed by the straight-line method over estimated useful lives. The liabilities side shall reflect the total debt composed by the instalments plus the amount of the purchase option.

f)                Property and equipment

Modular equipment: they are valued at manufacturing cost which includes the cost of raw materials incorporated, labour costs related directly to manufacturing and those expenses attributed thereto.

The remainder tangible fixed assets are valued at acquisition cost, adding as a greater value of the goods, those expenses incurred until the moment of the starting up, under normal conditions.

Those repairs, which fail to represent an extension of the useful life and maintenance costs, are charged directly to the profit and loss account. Those costs attributed to extending or improving causing a longer useful life of the goods are capitalized as greater value thereat.

The depreciation charges for the current period are straight-line, using the rates specific for each element, according to their useful life; those rates are the following:

%
Construction	7
Technical facilities	5
Machinery	25
Modules for lease:
–Modules	10
–Air conditioning	20
Hardware/Software	25
Transport items	20
Other fixed assets	15

Regardless of the before stated, for the acquisitions of soft/hardware and air conditioning devices made during the 2005 and subsequent accounting periods, the company applies a declining balance depreciation criteria of digit numbers, on a 5-year base.

g)             Debts

Debts are accounted for by their nominal value, except those debts arising from loans which appear by the amount used.

Short-term debts shall be those whose maturity date is twelve months or less, to be counted from the closing date of the accounting period. Those with longer maturity are considered long-term.

h)             Incomes and expenses

Income and expenses are input according to the principle of accruals, and independently of the cash flow derived there from.

i)                 Corporate Income Tax

Corporate tax is calculated according to the accounting result, once corrected by those differences of permanent or temporary nature, according to the fiscal laws and taking into account those allowances and deductions.

NOTE 3.- STOCKS

Stock corresponds to raw materials and other supplies directly related to the assembly and maintenance of modular equipments. The breakdown of such account is the following:

U.S.D.

Raw materials	3,406,145
Work in progress and semi-finished goods,	675,777
Finished goods	112,297
4,194,219

NOTE 4.- PROPERTY AND EQUIPMENT

U.S.D

Lands and buildings	2,589,979
Technical facilities and machinery	774,088
Other facilities modular equipments	32,236,719
Other assets	1,478,032
Operational lease	6,135,810
43,214,628
Less: accumulated depreciation	(12,032,024)

31,182,604

Annual Depreciation charges have been of 4,786,489 USD, of which 649,785 correspond to assets acquired as operational leases.

The disclosed of the operational leases account is the following:

U.S.D

Assets acquired under operational leases (purchases)	2,141,304
Sold assets with repurchase agreement	1,801,532
Sold assets connected to a later operating lease (sale-leaseback)	2,192,974

6,135,810

Derived debts from the above mentioned operational leases, as well as their characteristics are detailed in Note 6.

NOTE 5.- DEFERRED INCOMES

The balance of this account is generated by operations of selling assets with agreement of later purchase, as described in Note 2.e) since the Society records the amount of the sales as a deferred revenue, imputing them to results of linear form, in the period between the dates of sale and repurchase of the assets.

NOTE 6.- CREDIT INSTITUTIONS DEBTS

The breakdown of this account as of December 31 2005 is the following (in US dollars):

		DEBT
		Long term	Short term	Total
6.1	Operational leases bank debts:

•	Leasing granted by the Santander Central Hispano Lease, S.A, number 387939S, corresponding to the financing of two Iveco Daily. The first instalment to be paid on November 21st. 2002 and the last falling due on November 21st. 2006.		12,722	12,722

•	Leasing received from the Santander Central Hispano Lease, S.A., number 378692N, corresponding to the financing of two Renault Master Furgón. The first instalment to be paid on August 9th. 2002 and the last on August 9th. 2006.		9,152	9,152

•	Leasing granted by the bank Bilbao Vizcaya Argentaria, S.A., number 0101822328052922, corresponding to the financing of a drive/tractor head, a Man vehicle, two cranes set on vehicle Palfinger and two trailers with two axles “Leciñena”. The first instalment to be paid on February 9th. 2005 and the last expiring on February 9th. 2008.	135,234	111,950	247,184

•	Leasing granted by Santander Central Hispano Lease, S.A. number 420125U, corresponding to the financing of a Volvo S80. The first instalment to be paid in July 2nd, 2003 and the last expiring on June 2nd, 2007.	4,702	7,792	12,494

•	Leasing granted by Santander Central Hispano Lease, S.A, number 442182K , corresponding to the financing of a “Leciñena” trailer. The first instalment to be paid on December 19th. 2003 and the last on December 19th. 2007.	6,033	5,803	11,836

•	Leasing received from Santander Central Hispano Lease, S.A, number 394504T, corresponding to the financing of an Iveco Daily. The first instalment to be paid on January 20th. 2003 and the last falling due on January 20th. 2007.	676	7,847	8,523

•	Leasing received from Santander Central Hispano Lease, S.A, number 417598E, corresponding to the financing of a Peugeot 307ST. The first instalment to be paid on June 17th. 2003 and the last on June 17th.2007.	3,773	7,311	11,084

•	Leasing granted by Santander Central Hispano Lease, S.A, number 442180I, corresponding to the financing of a “Leciñena” trailer. The first instalment to be paid on December 19th, 2003 and the last falling due on December 19th. 2007	6,028	5,803	11,831

		DEBT
		Long term	Short term	Total

•	Leasing granted by BBVA, S.A., number 0101822328053692, corresponding to the financing of a Mercedes Benz model CLS 500. The first instalment to be paid on March 9th. 2005 and the last maturing on March 9th. 2008.	37,365	28,550	65,915

•	Leasing received from BBVA, S.A., number 0101822328055093, corresponding to the financing of three Mercedes Sprinter 311 and two Mercedes Vaneo 1.7. The first instalment to be paid on March 1st., 2005 and the last on March 1st. 2008.	39,626	30,194	69,820

•	Leasing granted by Santander Central Hispano Lease, S.A., number 442181J , corresponding to the financing of a “Leciñena” trailer. The first instalment to be paid on December 19th, 2003 and the last on December 19th. 2007.	6,033	5,803	11,836

•	Leasing granted by Santander Central Hispano Lease, S.A., number 442202 W, corresponding to the financing of a Palfiger Crane. The first instalment to be paid on December 19th. 2003 and the last expiring on December 19th. 2007.	18,659	17,959	36,618

•	Leasing received from Santander Central Hispano Lease, S.A., number 442204 Y, corresponding to the financing of a Palfiger Crane. The first instalment to be paid on December 19th, 2003 and the last on December 19th, 2007.	18,659	17,959	36,618

•	Leasing granted by Santander Central Hispano Lease, S.A. number 442207 C, corresponding to the financing of a Palfiger Crane. The first instalment to be paid on December 19th, 2003 and the last on December 19th, 2007.	18,656	17,959	36,615

•	Leasing granted by Santander Central Hispano Lease, S.A., number 442227 G, corresponding to the financing of a Scania Van. The first instalment to be paid on December 19th and the last falling due on December 19th, 2007.	19,044	18,318	37,362

•	Leasing granted by Santander Central Hispano Lease, S.A., number 442228 H, corresponding to the financing of a Scania Van. The first instalment to be paid on December 19th, 2003 and the last on December 19th, 2007.	19,030	18,318	37,348

•	Leasing granted by Santander Central Hispano Lease, S.A., number 442230 B, corresponding to the financing of a Scania Van. The first instalment to be paid on December 19th. 2003 and the last expiring on December 19th, 2007.	19,030	18,318	37,348

		DEBT
		Longterm	Short term	Total

•	Leasing granted by Santander Central Hispano Lease, S.A., number 519827 B, corresponding to the financing to a Mercedes Benz sprinter. The first instalment to be paid on July 5th, 2004 and the last one on July 5th, 2007.	4,551	7,595	12,146

•	Leasing granted by Santander Central Hispano Lease, S.A., number 519829 D, corresponding to the financing of a Mercedes Benz sprinter. The first instalment to be paid on July 5th, 2004 and the last falling due on July 5th, 2.007.	4,551	7,595	12,146

•	Leasing granted by Santander Central Hispano Lease, S.A., number 520095H, corresponding to the financing of a Peugeot 206. The first instalment to be paid on July 6th, 2004 and the last maturing on July 6th, 2007.	2,211	3,690	5,901

•	Leasing granted by Santander Central Hispano Lease, S.A., number 520071 Y, corresponding to the financing of a Peugeot 206. The first instalment to be paid on July 6th., 2004 and the last on July 6th., 2007.	2,211	3,690	5,901

•	Leasing granted by Santander Central Hispano Lease, S.A., number 520088 I corresponding to the financing of a vehicle Peugeot 206. The first instalment to be paid on July 6th, 2004 and the last on July 6th, 2007.	2,211	3,690	5,901

•	Leasing granted by Santander Central Hispano Lease, S.A., number 527803 S, corresponding to the financing of a Peugeot 206. The first instalment to be paid on September 2nd, 2004 and the last one on September 6th, 2008.	4,992	2,723	7,715

•	Leasing granted by Santander Central Hispano Lease, S.A., number 527806 V, corresponding to the financing of a Peugeot 206. The first instalment to be paid on September 2nd., 2004 and the last on September 6th.,2008	4,992	2,723	7,715

•	Leasing received from Santander Central Hispano Lease, S.A., number 527137 H V, corresponding to the financing of a Mercedes Sprinter. The first instalment to be paid on August 20th, 2004 and the last falling due on August 20th, 2008.	9,537	5,467	15,004

•	Leasing granted by Santander Central Hispano Lease, S.A., number 539090 N, corresponding to the financing of a Mercedes Sprinter. The first instalment to be paid on November 10th, 2004 and the last on November 10th, 2007.	20,483	21,425	41,908

		DEBT
		Long term	Short term	Total

•	Leasing granted by Madrid Leasing Corporación, E.F.C., S.A., number 5042565, corresponding to the financing of a BMW 320. The first instalment to be paid on August 30th 2003 and the last falling due on August 30th, 2007.	5,261	7,615	12,876

•	Leasing granted by Madrid Leasing Corporación, E.F.C., S.A., number 5043243, corresponding to the financing of a BMW 320. The first instalment to be paid on August 30th, 2003 and the last on August 30th, 2007.	5,261	7,615	12,876

•	Leasing granted by FCE Bank plc subsidiary in Spain, number 11673, corresponding to the financing of a vehicle Ford Transit. The first instalment to be paid on October 29th, 2003 and the last expiring on October 29th, 2007.	5,300	5,847	11,147

•	Leasing granted by FCE Bank plc subsidiary in Spain, number 11674, corresponding to the financing of a Ford Transit . The first instalment to be paid on October 29th, 2003 and the last on October 29th, 2007.	5,050	5,569	10,619

•	Leasing granted by FCE Bank plc subsidiary in Spain, number 11675, corresponding to the financing of a Ford Transit. The first instalment to be paid on October 29th. 2003 and the last expiring on October 29th. 2007.	5,050	5,569	10,619

•	Leasing granted by FCE Bank plc subsidiary in Spain, number 11722, corresponding to the financing of a Ford Transit. The first instalment to be paid on December 11th, 2003 and the last one on December 11th, 2007.	7,434	6,777	14,211

•	Leasing granted by BMW Financial Services EFC, S.A., number 13269, corresponding to the financing of a BMW 320. The first instalment to be paid on February 10th, 2004 and the last one falling due on February 10th, 2008.	9,024	7,364	16,388

•	Leasing granted by BMW Financial Services EFC, S.A., number 13421, corresponding to the financing of a BMW 320. The first instalment to be paid on May 4th, 2004 and the last one on May 4th, 2008.	10,880	7,165	18,045

•	Leasing granted by Banco Bilbao Vizcaya Argentaria, S.A., number 0101822328045911, corresponding to the financing of chattels. The first instalment to be paid on March 24th, 2004 and the last one on March 24th, 2007.	1,880	7,379	9,259

		DEBT
		Longterm	Short term	Total

•	Leasing granted by Finanzia Banco de crédito, S.A., number 0200093858040029, corresponding to the financing of a SEAT Altea. The first instalment to be paid on July 13th, 2004 and the last one expiring on July 13th, 2008.	10,039	5,795	15,834

•	Leasing granted by Banco Bilbao Vizcaya Argentaria, S.A. , number 0101822328041289, corresponding to the financing of fixed assets. The first instalment to be paid on July 15th, 2004 and the last falling due on July 15th, 2007.	140,179	240,196	380,375

•	Leasing granted by Bansalease, S.A., E.F.C., number 557678M, corresponding to the financing of Isolated Modules Tecno-20. The first instalment to be paid on February 22nd 2005 and the last on February 22nd. 2008.	228,626	187,837	416,463

•	Leasing granted by Banco Pastor, number 050105051001 14028/27, corresponding to financing of a Overhead Crane bi-rail. The first instalment to be paid on May 12th. 2005 and the last one on June 12th. 2008.	10,565	6,754	17,319

•	Leasing granted by Banco Pastor, number 050105051004 14029/8, corresponding to the financing of a Painting Cabin. The first instalment to be paid on May 12th, 2005 and the last expiring on May 12th, 2008.	11,848	7,574	19,422

•	Leasing granted by Banco Pastor, number 050105051201 14016/13, corresponding to the financing of a Peugeot 307. The first instalment to be paid on May 12th, 2005 and the last falling due on May 12th, 2009.	7,858	3,034	10,892

•	Leasing granted by Banco Pastor, number 050105051202 14023/49, corresponding to the financing of a vehicle Peugeot 307. The first instalment to be paid on May 12th, 2005 and the last one on May 12th, 2009.	7,858	3,034	10,892

•	Leasing granted by Banco Pastor, number 050105051203 14024/76, corresponding to the financing of a Peugeot 307. The first instalment to be paid on May 12th, 2005 and the last one expiring on May 12th, 2009.	7,858	3,034	10,892

•	Leasing granted by Banco Pastor, number 050105051204 14025/91, corresponding to the financing of a vehicle Peugeot 307. The first instalment to be paid on May 12th, 2005 and the last one falling due on May 12th, 2009.	7,858	3,034	10,892

		DEBT
		Long term	Short term	Total

•	Leasing granted by Leasing Catalunya, E.F.C., S.A. number 106151 3, corresponding to the financing of an electric Stacker. The first instalment to be paid on June 29th, 2005 and the last one on June 29th, 2007.	2,479	4,833	7,312

•	Leasing granted by Bansalease, S.A., E.F.C., number 582964Q, corresponding to the financing of prefabricated Modules. The first instalment to be paid on June 16th, 2005 and the last on June 16th, 2008.	292,121	186,999	479,120

•	Leasing granted by Bankinter, S.A. corresponding to the financing of prefabricated Modules. The first instalment to be paid on June 27th, 2005 and the last one on June 27th, 2009.	111,138	41,668	152,806

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 16 000007 11 corresponding to the financing of a Sprinter 311 vehicle. The first instalment to be paid on July 14th, 2005 and the last one on July 14th, 2009.	14,855	5,457	20,312

•	Leasing granted by Banco Castilla, S.A. number 00488591 corresponding to the financing of Van vehicle 1.7. The first instalment to be paid on July 15th, 2005 and the last one on July 15th, 2009.	9,704	3,527	13,231

•	Leasing granted by Banco Castilla, S.A. number 00488594 corresponding to the financing of a Sprinter 311 vehicle. The first instalment to be paid on July 15th, 2005 and the last one expiring on July 15th, 2009.	13,269	4,824	18,093

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001120, corresponding to the financing of a Volkswagen IT 35 Van. The first instalment to be paid on September 29th, 2005 and the last on September 29th, 2009.	17,891	6,160	24,051

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001083, corresponding to the financing of a vehicle Volkswagen lt 35 van. The first installment to be paid on September 29th, 2005 and the last one falling due on September 29th, 2009.	17,891	6,160	24,051

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600000848, corresponding to the financing of eccentric presses. The first instalment to be paid on September 29th, 2005 and the last expiring on September 29th,2009.	15,563	5,358	20,921

•	Leasing granted by Bansalease, S.A., E.F.C. number 598894C corresponding to the financing of prefabricated modules. The first instalment to be paid on September 30th, 2005 and the last one falling due on September 30th, 2008.	342,800	186,394	529,194

		DEBT
		Long term	Short term	Total

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600000985, corresponding to the financing of vehicle Volkswagen LT35 van. The first instalment to be paid on October 24th. 2005 and the last one on October 24th, 2009.	18,410	6,145	24,555

•	Leasing granted by Leasing Catalunya, E.F.C. S.A. number 106507 2, corresponding to the financing of a Citroen model c4 1.6. The first instalment to be paid on October 25th, 2005 and the last one expiring on October 25th, 2009.	10,990	3,629	14,619

•	Leasing granted by Leasing Catalunya, E.F.C. S.A. number 106606 3, corresponding to the financing of a “Mark V pump Complete Evolution”. The first instalment to be paid on November 22nd, 2005 and the last falling due on November 22nd, 2007.	2,359	2,481	4,840

•	Leasing granted by Leasing Catalunya, E.F.C. S.A. number 106607 4, corresponding to the financing of a bi-rail overhead crane. The first instalment to be paid on November 22nd, 2005 and the last one falling due on November 22nd, 2008.	12,328	6,084	18,412

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001394, corresponding to the financing of a “Pingon” Crane GP/ST- 40.10 SR. The first instalment to be paid on November 11th, 2005 and the last one expiring on November 11th, 2009.	22,657	7,338	29,995

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001257, corresponding to the financing of a Volkswagen T 35 Van. The first instalment to be paid on November 11th, 2005 and the last expiring on November 11th, 2009.	18,931	6,131	25,062

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 16000011431, corresponding to the financing of 25 shipping containers. The first instalment to be paid on November 11th, 2005 and the last one on November 11th, 2009.	21,591	6,992	28,583

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001568, corresponding to the financing of 25 shipping containers. The first instalment to be paid on December 1st, 2005 and the last on December 1st, 2009.	30,632	9,632	40,264

•	Leasing granted by Banco Guipuzcoano, S.A. number 0236 1600001605, corresponding to the financing of an electric generator GE75PSXEAS. The first instalment to be paid on December 1st, 2005 and the last on December 1st, 2008.	9,441	4,518	13,959

		DEBT
		Longterm	Short term	Total

•	Leasing granted by Banco Castilla, S.A. number 540-505999, corresponding to the financing o fan electric Generator GE30PSXEAS. The first instalment to be paid on December 1st, 2005 and the last falling due on December 1st, 2007.	5,270	5,075	10,345

	Renting Agreement number 0601822328052631, corresponding to the financing of prefabricated modules. The first instalment to be paid on July 5th, 2005 and the last one on August 30th, 2008. BBVA Renting, S.A. commits to transfer all the rights attached to the rented equipment by the price of 23.5940 U.S.D.	355,053	237,069	592,122

Total amount of debts corresponding to the goods acquired by the company under operating lease contracts.		2,241,489	1,668,022	3,909,511

6.2	Loans received with transfer of collecting rights of leaseholds:

•

Loan received from La CAM number 2610950-80 in order to finance the current assets for the development of the business activity, to be paid off in 17 monthly instalments, bearing interest at normal market rate. The first instalment to be paid on March 16th, 2005 and the last one falling due on July 16th, 2006.

	The credit debt is guaranteed by the transfer of collecting rights arising from the leasehold agreement with the “Dirección General de la Policia” (Police Headquarters), undue.		69,844	69,844

•

Loan granted by the CAM number 2610952/66 for the financing of the dismantling, setting up, leasehold of prefabricated classrooms in different centres of the Comunidad Valenciana, to be paid off in 22 monthly instalments, bearing interest at normal market rate. The first instalment to be paid on March 16th, 2005 and the last one falling due on December 16th, 2005.

	The credit debt is to be guaranteed by the transfer of collecting rights arising from the leasehold agreement signed with the “Consellería de Cultura, Educación y deportes de la Generalitat de Valencia” (Culture, Education and Sports ministry of the Valencia Autonomous Government)		73,289	73,289

		DEBT
		Longterm	Short term	Total

•

Loan granted by Bancaja, number 85860, given on September 22 th, 2004 amounting 318,342 U.S.D, guaranteed by the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in S.E.S. Nueva, Muchamiel (Alicante) signed with Ciegsa , public company belonging to the “Generalitat Valenciana” (Valencia Autonomous Government), on the 2004 accounting period. The loan is to be paid off by 24 monthly instalments, to be counted after a 4-month period when only interests are to be accrued. The first instalment being on March 4th, 2005. The last instalment falling due on February 4 th, 2007 Interest rate 4.75%.

		27,527	161,169	188,696

•

Loan granted by Bancaja number 85759, approved on 09/22/04 and amounting 275,546 U.S.D, guaranteed by the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in I.E.S. Alcalá de Xivert, Castellón, signed with Ciegsa, public company belonging to the “Generalitat Valenciana” (Valencia Autonomous Government) on the 2004 accounting period. The loan is to be paid off by 24 monthly instalments, to be counted after a 4-month period when only interests are to be accrued. The first instalment being on 03/04/05. Last instalment on 02/04/07. Interest rate 4.75%.

		23,826	139,503	163,329

•

Loan granted by Bancaja number 85658, approved on 09/22/04 amounting 245,736 U.S.D guaranteed with the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in I.E.S. Riu Turia, Quart of Poblet (Valencia), signed with Ciegsa, public company belonging to the “Generalitat Valenciana” (Valencia Autonomous Government), on the 2004 accounting period. The loan is to be paid off by 24 monthly instalments, to be counted after a 4-month period when only interests are to be accrued. First instalment to be paid on 02/04/05. Last instalment falling due on 01/04/07. Interest rate 4.75%.

		10,642	124,833	135,475

•	Loan of 173,817 U.S.D granted by Bancaja number 85557, approved on 09/22/04, guaranteed with the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in I.E.S. Profesor José Viguer of Valencia, signed with Ciegsa, public company belonging to the “Generalitat Valenciana” (Valencia Autonomous Government), in 2004. The loan is to be paid off by 12 monthly instalments, to be counted after a 4-month period when only interests are to be accrued. First instalment to be paid on 03/04/05. Last instalment falling due on 02/04/06. Interest rate 4.75%.		29,441	29,441

		DEBT
		Longterm	Short term	Total

•

Loan number 143414001 signed with Banco Santander Central Hispano (BSCH) on November 10th, 2004, granted for an amount of 220,709 U.S.D. Interest rate of 4.75%. This lone have to be paid off in 36 monthly instalments, to be counted after a 4-month period when only interests are to be accrued, and offering the possibility of an early pay off of the amount due. The first instalment to be paid is on 04/10/05 and the last expiring on 03/10/08.

The credit debt is to be guaranteed by the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in several education centres of the Autonomous Community of Valencia signed with the “Consellería de Cultura, Educación y deportes de la Generalitat de Valencia” on 09/17/04 (Culture, Education and Sports ministry of the Valencia Autonomous Government).

		95,151	72,833	167,984

•	Loan number 0300287498 signed with BBVA, amounting 707,820 U.S.D. Interests to be paid at normal market rate. To be paid off in 40 monthly instalments with a 4-month period free of debt repayment. The credit debt is guaranteed by the transfer of collecting rights arising from the agreement with the “Consejería de Educación y Ciencia de la Junta de Andalucía” (Science and Education Ministry from the Andalucia Autonomous Government). The first installment is to be paid on 12/05/03 and the last on 03/05/07.	58,985	235,940	294,925

•

Loan number 143431001 signed with Banco Santander Central Hispano (BSCH) on November 10th. 2004, granted for an amount of 224,850 U.S.D. Interest rate 4.75%. The debt is to be paid off in 30 monthly instalments, to be counted after a 4-month period when only interests are to be accrued, and offering the possibility of an early pay off of the amount due. The first instalment is to be paid on 04/10/05 and the last on 09/10/07.

The loan is guaranteed by the transfer of collecting rights arising from leasehold agreement for prefabricated classrooms in the Public School Los Campanales, in the municipality of Mijas (Málaga), signed with the City Hall of said municipality on 07/22/04.

		69,804	89,932	159,736

	DEBT
	Long term	Short Term	Total

•

Loan number 142701001 signed with Banco Santander Central Hispano (BSCH) on April 16th 2004, amounting 273,106 U.S.D. Interest rate 3.172%. The debt is to be paid off in 32 monthly instalments, to be counted after a 4-month period when only interest rates are to be accrued, and offering the possibility of an early pay off of the amount due. The first instalment is to be paid on 09/16/04 and the last one is falling due on 04/16/07.

The loan is guaranteed by the transfer of collecting rights arising from leasehold agreement for modular facilities signed with the Management of the “Atención Primaria del Servicio de Salud de Castilla-La Mancha in Guadalajara” (Primary Health Care of the Health Authorities of the autonomous Government of Castilla-La Mancha), on 11/24/03.

	20,791	61,003	81,794

•

Loan number 143422001 signed with Banco Santander Central Hispano (BSCH) on November 10th, 2004, amounting 108,342 U.S.D. Interest rate 4.75%. The debt is to be paid off in 30 monthly instalments to be counted after a 4-month period when only interests rates are to be accrued, and offering the possibility of an early pay-off of the amount due. The first instalment is to be paid on 04/10/05 and the last on 09/10/07.

The loan is guaranteed by the transfer of collecting rights arising from the leasehold agreement for prefabricated classrooms in the Public School Las Cañadas, located in the municipality of Mijas (Málaga), signed with the City may of said municipality on 07/22/04.

	33,632	43,333	76,965

•

Loan number 143449001 signed with Banco Santander Central Hispano (BSCH) on November 10th. 2004, amounting 152,771 U.S.D. .Interest rate 4.75%. The debt is to be paid off in 14 monthly instalments to be counted after a 6-month period when only interests rates are to be accrued, and offering the possibility of an early pay-off of the amount due. The first instalment is to be paid on 06/10/05 and the last one expires on 07/10/06.

The loan is guaranteed by the transfer of collecting rights arising from a leasehold agreement for prefabricated modules for the makeshift situation of the health center of Alcaudete, in Jaén, signed with the “Servicio Andaluz de salud de la Junta de Andalucía” (Health Department of the Andalucia Autonomous Government) on 09/01/04.

		77,273	77,273

		DEBT
		Longterm	Short term	Total

•	Loan number 142710001 signed with Banco Santander Central Hispano (BSCH) on April 16th. 2004, amounting 387,902 U.S.D. Interest rate 3.172%. The debt is to be paid off in 20 monthly instalments to be counted after a 4-month period when only interests rates are to be accrued, and offering the possibility of an early pay-off of the amount due. The first instalment is to be paid on 09/16/04 and the last on 04/16/06. The loan is guaranteed by the transfer of collecting rights arising from a leasehold agreement for modular facilities with the UTE Metro of Sevilla signed on 11/07/03.		62,895	62,895

•	Loan number 142698001 signed with Banco Santander Central Hispano (BSCH) on April 16th. 2004, amounting 41,981 U.S.D.Interest rate 3.172%. The debt is to be paid off in 32 monthly instalments to be counted after a 4-month period when only interests rates are to be accrued, and offering the possibility o fan early pay-off of the amount due. The first instalment to be paid on 09/16/04 and the last expiring on 04/16/07. The loan is guaranteed by the transfer of collecting rights arising from a leasehold agreement of modular facilities with the UTE Metro of Sevilla signed on 02/01/04.	5,443	15,994	21,437

•

Loan number 724189 signed with Caja Duero on 16/03/04, amounting 132,796U.S.D. Interest rate 4.25%. The debt is to be paid off in 22 monthly instalments. The first instalment to be paid on 04/16/04 and the last maturing on 01/16/06.

	The loan is guaranteed by the transfer of the collecting rights arising from a leasehold agreement with option to purchase, signed with the Generalidad de Cataluña (Cataluña Autonomous Government) on 09/25/03.		6,263	6,263

•	Loan granted by the CAM, number 2410846-11, approved on 01/12/04, amounting 1,061,730 U.S.D, guaranteed by the transfer of the collecting rights arising from a leasehold agreement for prefabricated classrooms in several school centers throughout the Comunidad Andaluza (Andalucia Autonomous Territory), signed with the “Consejería de Educación” (Department of Education) of said Autonomous Community on 11/30/04. Maturity date on 12/01/08.	1,018,282		1,018,282

Total amount of loans with transfer of collecting rights on leaseholds.		1,364,083	1,263,545	2,627,628

		DEBT
		Long term	Short term	Total
6.3	Other loans:

•	Mortgage loan number 4546827/19, received from Caja Madrid, at a standard market interest rate, to be paid-off in 106 monthly instalments, falling the first instalment due on 09/01/02 and the last on 06/01/11.	150,685	22,485	173,170

•	Loan received from Caja Madrid, number 7057845/26, interest rate the standard in the market, to be paid off in 48 monthly instalments. The first instalment to be paid on 04/27/02 and the last on 03/27/06.		28,811	28,811

•	Loan from IBM FINANCIACION E.F.C., S.A. number Pre21601 dated 03/14/03; the first instalment to be paid on 01/04/03 and the last falling due on 03/01/06. Interest rate accrued: market standard.	5,821	22,165	27,986

•	Loan granted by Banesto number 214103, amounting 235,940 U.S.D. First instalment to be paid on 10/30/02 and the last maturing on 09/30/07.	39,448	50,243	89,691

•	Loan received from FCE BANK plc, subsidiary in Spain, number 0316031, on April 5th, 2004, for financing the acquisition of an Opel vehicle. The amount financed is 10,971 U.S.D, to be paid-off in 36 monthly instalments. The first instalment to be paid on 04/15/04 and the last expiring on 03/15/07.Interest rate accrued 9.86%.	907	3,454	4,361

•	Loan granted by Bancaja number 5220098590, on March 29th. 2005 for financing the acquisition of machinery. The amount financed is 566,256 U.S.D, to be paid-off in 48 monthly instalments. The first instalment to be paid on April 29th, 2005 and the last falling due on 03/29/09. Initial nominal interest of 4.75%.	330,725	136,790	467,515

•	Loan granted from Banco Bilbao Vizcaya, S.A. number 05281896, on November 22nd, 2005. The loan shall have effect from the day it is signed until February 22nd, 2006.		1,179,700	1,179,700
	Total other loans:	527,586	1,443,648	1,971,234

		DEBT
		Long term	Short term	Total

6.4	Debts from discounted trade bills		3,224,660	3,224,660

6.5	Debts from Factoring		2,514,661	2,514,661

6.6	Debts from credit lines

•	Credit line from BBVA number 101505241, the credit facility shall last from 07/24/04 to 07/24/05, amounting 353,910 U.S.D.		75,160	75,160

•	Credit line from BSCH number 133303, the credit facility shall elapse from 06/17/03 until falling due on 06/17/04, amounting 501,373 U.S.D.		100,937	100,937

•	Credit line from Caja Madrid number 8546796/83, the credit facility shall last 12 months from December 14th, 2004, amounting 412,895 U.S.D. However, if it is not otherwise stated by any of the parties fifteen days before maturity date, the period of maturity shall be considered extended for a year, and up to a maximum of three years. The credit facility is guaranteed by the transfer of collecting rights of the “Conselleria de Cultura, Educació i Esport de la Generalitat Valenciana” (Sport, Education and Culture Department of the Valencia Autonomous Government).		310,305	310,305
	.
•	Credit line from La Caixa number 053147640 amounting 1,545,407 U.S.D, dated 09/30/03 and falling due on 06/01/05, to be extended until 06/01/08. The credit facility is guaranteed by the transfer of collecting rights arising from the leasehold agreement signed with “Servicio Andaluz de la Salud” (Andalucia Health Service) for the lease of the Jerez Hospital, pending maturity.		250,251	250,251

•	Credit line from Bancaja number 01595101172146, the credit facility signed on 18/03/2003 and shall fall due on 03/18/2006, amounting 1,610,291 U.S.D.		409,630	409,630

•	Credit line from Bankinter number 0128- 00870500501767, signed on 12/07/2005 and expiring on 08/07/2006, of 1,382,608 U.S.D. The credit disposals are conditioned to the credited presenting in Bankinter the goods inward notes and procurement invoices guaranteed and stamped by the “Consejería de Vivienda y Bienestar social del Gobierno del Principado de Asturias” (The Principality of Asturias Department of Housing and Social Welfare).		13,826	13,826

		DEBT
		Long term	Short term	Total

•	Credit line from Banco Popular number 050-0040-25, the credit facility is signed on June 10th, 2005, falling due on June 10th, 2006, amounting 212,346 U.S.D.		203,125	203,125

•	Credit line from Caixa Catalunya number 0200092135. The credit facility is signed on April 19th, 2005 and expires on April 18th, 2006, amounting 353,910 U.S.D.		294,500	294,500

•	Credit line from Banco Guipuzcoano number 0400002910. The credit facility is signed on February 8th, 2005 and falls due on February 8th, 2006, amounting 330,316 U.S.D.		330,297	330,297

•	Credit line from B. Sabadell Atlántico number 522348540038. The credit facility is signed on august 12th, 2005 and expires on August 12th. 2006, amounting 176,955 U.S.D.		150,451	150,451

•	Credit line from Banco de Castilla number 050-00003-75. The credit facility is signed on June 15th, 2005 and falls due on June 15th, 2006, amounting 235,940 U.S.D.		136,070	136,070

•	Credit line from Santander Central Hispano number 81/2. The credit facility expires on June 17th, 2006, amounting 212,356 U.S.D.		162,088	162,088

•	Credit line from Bankinter number 0128-0087500501347. The credit facility is signed on May 9th. 2005, for an indefinite period of time, but either party may consider it due at any moment. The credit facility amounts 235,940 U.S.D.		188,826	188,826

•	Credit line from Deutsche Bank number 4010149721. The credit facility is signed on July 14th, 2004 and matures on July 14th. 2005, amounting 353,910 U.S.D.		299,065	299,065

•

Credit line from Caja Madrid number 8157266/29. The credit facility shall last 12 months to be counted from May 21st, 2004. However, unless otherwise stated by any of the parties thereto fifteen days before maturity date, the period of maturity shall be considered extended for a year, and up to a maximum of three years. The credit facility amounts 176,955 U.S.D.

	The credit facility is guaranteed by the transfer of collecting rights arising from the leasehold agreement signed with “Área Sanitaria III de Atención Primaria del Instituto Madrileño de Salud” from Alcalá de Henares (Health Department of Madrid’s Health Institute).		77,478	77,478

		DEBT
		Long term	Short term	Total

•	Credit line from Caja Madrid number 797101856. The credit facility shall elapse from December 30th. 2003 to December 30th, 2005, amounting 530,865 U.S.D. However, unless otherwise stated by any of the parties thereto fifteen days before maturity date, the period of maturity shall be considered extended for a year, and up to a maximum of three years. The credit facility is guaranteed by the transfer of collecting rights of the “Consellería de Cultura, de Educación i Sport” (Department of Culture, Education and Sport).		197,964	197,964

Credit line’s total amount			3,199,973	3,199,973

6.7	Debts arising from current accounts’ overdrafts		2,509	2,509

6.8	Other debts with credit institutions:

•	Financing received from IBM FINANCIACION, S.A. number Pre20807, in order to acquire computer and software equipment amounting 344,536 U.S.D, to be paid-off in 48 monthly instalments, the first instalment to be paid on 07/01/02 and the last maturing on 06/01/06. Interest rate: market standard.		49,559	49,559

•	Financing received from IBM FINANCIACION number Pre20962, in order to acquire computer and software equipment amounting 70,870 U.S.D, to be paid-off in 48 monthly instalments, the first to be paid on 11/01/02 and the last maturing on 10/01/06.Interest rate accrued: market standard.		16,748	16,748

•	Financing received from IBM FINANCIACION number Pre20876, in order to acquire computer and software equipment amounting 39,608 U.S.D, to be paid-off in 48 monthly instalments, the first instalment to be paid on 09/01/02 and the last falling due on 08/01/06. Interest rate accrued: market standard.		7,542	7,542

•	Financing received from IBM FINANCIACION, S.A., number Pre21745, in order to acquire computer and software equipment, amounting 73,795 U.S.D, to be paid-off in 48 monthly instalments, the first to be paid on 06/01/03 and the last expiring on 05/01/07 . Interest rate accrued: market standard.	8,762	19,889	28,650

Total amount of debts with credit institutions		8,762	93,738	102,499

	TOTAL AMOUNT OF DEBTS WITH CREDIT INSTITUTIONS	4,141,920	13,410,756	17,552,675

NOTE 7.- OTHER LONG TERM LIABILITIES

•	Long-term debt with Public Administrations for an extension of time to pay several taxes corresponding to the 2001, 2002 and 2003 accounting periods. Interest rate accrued: approx. 6% (the quantity deferred maturing short-time, amounts 1,091,631 U.S.D, such amount has been entered in the liabilities side of the balance sheet as accounts payable to the Public Administration; see note 8).	180,558		180,558

•	Other debts: corresponds to a loan received by one of the partners of the company Mr. Francisco Villa Molina, without specific maturing date (3.054.341 us dollars) and suppliers’ repurchase agreements (381.430 U.S.D).	3,435,771		3,435,771

•	Reserve for contingencies with the Tax Authorities, for the purpose of covering possible liabilities arising for certain risks.	5,164,904		5,164,904

	TOTAL OTHER LONG TERM LIABILITIES	8,781,233		8,781,233

NOTE 8.- GOVERNMENT INSTITUTIONS

The breakdown of this epigraph as of December 31st 2005 is as follows:

VAT	1,859,398
SOCIAL SECURITY	208,460
CORPORATE INCOME TAX	2,250,279
OTHERS	95,229
4,413,366

As it is stated in Note 7 herein before, the Company was granted by Public Administrations an extension of time for payment of different taxes corresponding to the 2001, 2002 and 2003 accounting periods.

The breakdown of the total deferred payment is as follows (in U.S.D):

	VAT	CIT	TOTAL
Short term	485,800	605,830	1,091,630
Long term	128,817	51,738	180,555
	614,617	657,568	1,272,185

According to the regulations currently in force, the tax settlement cannot be considered definite until either, the settlement has been inspected by the tax authorities, or a 4-year expired term has elapsed.

As of December 31st 2005, the Company has all taxes that is subject to, pending inspection, according to the terms established by the Tax Law; the Company’s Board of Directors is not aware, as of today, of the existence of any tax contingency. In any case, if any tax liability appeared different from the ones recorded in the annual accounts, such liability would be immaterial, and the true and fair view of the accounts would not be affected.

NOTE 9.- COMMON STOCK

The composition of the Company’s equity as of December 31st 2005 is as follows:

		(U.S.D.)
	Nº of shares	Nominal value	Percentage
Francisco Augusto de Villa	315,655	248,217	44.28%
La Rebeldía, S.L.	308,567	242,667	43.29%
EMC, Promociones Construcciones, S.A.	27,999	22,030	3.93%
Williams Scotsman Europe, S.L.	60,589	47,648	8.50%
	712,810	560,562

NOTE 10.- NET SALES

As a part of the turnover balance, there is an amount of U.S.D.  2,147,241 derived from sales of modular equipments to WILLIAMS SCOTSMAN EUROPE, S.L., company who owns the 8.5% of the capital as it is described in previous Note 9.

NOTE 11.- PERSONEEL

The average number of employees during this accounting period, broken down into categories is the following:

Category	Number
Management	13
Administrative services, clerks and similar	35
Commercials, sales force and similar	17
Others	282
Total	347

NOTE 12.- BOARD OF DIRECTORS RETRIBUTION

The amount paid to the Members of the Board of Directors of the Company during the 2005 accounting period has been 93,566 U.S.D, corresponding to the salary payment of Mrs. Amparo Villa Molina.

NOTE 13.- ENVIRONMENTAL INFORMATION

The global operations carried out by the Company, are governed by the laws protecting the environment and the safety and health of the workers, in general. The Company considers that they comply and enforce substantially those laws and besides, the proceedings used are designed to guaranty and encourage the compliance of said rules.

The Company has taken the necessary measures concerning the protection and improvement of the environment, and has tried to minimize, in this case, the environmental impact, complying with the regulations currently in force. During this accounting period the Company has not made any environmental investment, likewise, the Company has not considered necessary enter any transfer to the provision for risks or expenses of environmental nature, since there are no contingencies related to the protection and improvement of the environment.

NOTE 14.- COMMITMENTS

As it is described in notes 2 and 4, the Company has acquired machinery and equipments under operational leases. In conformity with general accepted accounting principles, these leaseholds have been registered as regular purchases of assets. Minimum payments are the following:

Year ended December 31st	Amount

2006	1,782,811
2007	1,613,807
2008	626,049
2009	92,878

Total minimum payments from leases	4,115,545

Less: interests charged	(217,507)

3,898,038

NOTE 15.-  OTHER  INFORMATION

a)              As it is mentioned in other notes herein, the main business activity of the Company consists in the manufacturing of prefabricated modules, which are mainly supplied to the Company customers through lease agreements.

b)             In compliance with the provisions stated under the “Disposición adicional decimocuarta de la Ley 44/2002 de 22 de noviembre, de Medidas de Reforma del Sistema Financiero” (14th. Additional Rule of the Law 44/2002 of November 22nd concerning the Financial System Reform Measures), we have to inform that the fees collected by the account auditors during the 2005 accounting period amount  25,032  U.S.D.

The auditors or other linked companies have not been paid any kind of fee for other services rendered.

( b)                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information of Williams Scotsman International, Inc. (the “Company”) as of June 30, 2006 and unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2005 and for the six months ended June 30, 2006 have been derived and condensed, as applicable, from (i) the audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and (ii) the unaudited condensed consolidated financial statements for the six months ended June 30, 2006 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. These financial statements have been adjusted to reflect the acquisition of Wiron Constructionairres, Inc. (Wiron) as derived and condensed, as applicable, from Wiron’s audited financial statements and unaudited financial statements. The adjustments to the pro forma financial statements give effect to the acquisition of Wiron and the related impact on the Company’s revolving credit facility. The adjustments include amounts deducted from Wiron’s sales as a result of transactions with the Company as well as purchase accounting adjustments.

The pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet and the effect thereof on the unaudited pro forma condensed consolidated statements of operations are based on preliminary estimates and are subject to change. The pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations and should be read in conjunction with such statements. The pro forma condensed consolidated financial statements should also be read in conjunction with (i) the Company’s audited consolidated financial statements and management’s discussion and analysis of financial condition and results of operations contained in the Form 10-K, (ii) the Company’s unaudited condensed consolidated financial statements and management’s discussion and analysis of financial condition and results of operations contained in the Form 10-Q and (iii) the audited financial statements of Wiron for the year ended December 31, 2005 included in Item 9.01(a). The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had the Wiron acquisition actually been consummated on June 30, 2006 and January 1, 2005, respectively, or of the future financial position or results of operations of the Company.

Due to the recent date of the Wiron acquisition, the Company is continuing the process of consulting with its advisors on the proper measurement of certain assets acquired and liabilities assumed in the acquisition. Accordingly, the allocation of the purchase price for Wiron reflected in these pro forma condensed consolidated financial statements is preliminary and is subject to change. There can be no assurance that changes to the purchase price allocation will not be material.

Williams Scotsman International, Inc. and Subsidiaries
Consolidated Pro Forma Condensed Balance Sheet
June 30, 2006
(in thousands)

	As Reported	Wiron	Reclassifications and Eliminations		Adjustments for Wiron Acquisition		Pro Forma
Assets
Cash	$3,427	$294	$—		$—		$3,721
Trade accounts receivable, net	89,757	11,755	—		—		101,512
Prepaid expenses and other current assets	56,980	7,787	(633	)(a)	—		64,134
Rental equipment, net	983,375	33,734	—		10,982	(c)	1,028,091
Property and equipment, net	82,427	5,509	(1,401	)(b)	5,162	(c)	91,697
Deferred financing costs, net	20,686		—		—		20,686
Goodwill	172,265	—	5,448	(a)	20,659	(c)	198,372
Other intangible assets, net	3,306	—	—		15,822	(c)	19,128
Other assets	24,819	582	(4,815	)(a)	—		20,586
Total assets	1,437,042	59,661	(1,401)		52,625		1,547,927

Liabilities and stockholders’ equity
Accounts payable	40,402	13,254	—		—		53,656
Accrued expenses and other current liabilities	47,149	11,197	1,078	(b)	747	(c)	60,171
Rents billed in advance	24,322	1,108	—		—		25,430
Revolving credit facility	232,641		—		51,692	(c)	284,333
Long-term debt, net	607,656	24,034	(3,414	)(b)	—		628,276
Deferred income taxes	145,214		—		11,189	(c)	156,403
Total liabilities	1,097,384	49,593	(2,336)		63,628		1,208,269

Stockholders’ equity:
Preferred stock	—	—	—		—		—
Common stock	554	561	—		(561	)(c)	554
Additional paid-in capital	540,206	—	—		—		540,206
Retained earnings	73,861	8,481	935	(b)	(9,416	)(c)	73,861
Accumulated other comprehensive income	20,975	1,026	—	(b)	(1,026	)(c)	20,975
	635,596	10,068	935		(11,003)		635,596
Less treasury stock	(295,938)	—	—		—		(295,938)
Total stockholders’ equity	339,658	10,068	935		(11,003)		339,658
Total liabilities and stockholders’ equity	$1,437,042	$59,661	$(1,401)		$52,625		$1,547,927

See accompanying notes.

Williams Scotsman International Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(In thousands)

Reclassifications and Eliminations
(a)	To eliminate original 8.5% cost basis investment in Wiron included in prepaid expenses and other current assets and other assets on the Company’s balance sheet.
(b)

To eliminate property sold and related tax impact as well as shareholder debt repaid to related parties of Wiron as part of the terms of the sale agreement. These assets are included in the Wiron balance sheet as of June 30, 2006. The difference has been included in retained earnings until all of the remaining retained earnings balance has been eliminated.

Pro Forma Adjustments for the Wiron Acquisition
(c)	To record the allocation of the purchase price of Wiron, on a preliminary basis subject to change:

Debit (Credit)

Adjust property and equipment to increase the carrying amount to fair value in accordance with a preliminary independent appraisal	$5,162
Adjust rental equipment to increase the carrying amount to fair value in accordance with a preliminary independent appraisal	10,982
Record intangible assets acquired primarily related to customer relationships, branding, non-compete agreements and certain customer contracts in accordance with a preliminary independent appraisal	15,822
Record deferred income taxes for the tax effects of the purchase price allocation adjustments above, at the incremental income tax rate of 35%	(11,189)
Record additional acquisition costs accrued at closing	(747)
Record investment in book value of net assets acquired	11,003
Adjust goodwill to record the excess of the Company’s investment in Wiron over the adjusted net assets of Wiron	20,659
Cash paid for the acquisition through borrowings under the Company’s credit facility	(51,692)
$—

Williams Scotsman International, Inc. and Subsidiaries
Consolidated Pro Forma Condensed Statements of Operations
For the Year Ended December 31, 2005
(in thousands)

	As Reported	Wiron	Reclassifications and Eliminations		Adjustments for Wiron Acquisition		Pro Forma
Revenues
Leasing	$247,713	$13,827	$—		$—		$261,540
Sales:
New units	128,244	12,413	(2,147	)(a)	—		138,510
Rental equipment	37,530	—	—		—		37,530
Delivery and installation	135,715	3,159	—		—		138,874
Other	43,256	—	—		—		43,256
Total revenues	592,458	29,399	(2,147)		—		619,710

Cost of sales and services
Leasing:
Depreciation and amortization	52,614	4,167	—		(1,788	)(c)	54,993
Other direct leasing costs	59,932	2,843	—		—		62,775
Sales:
New units	105,377	10,013	(1,580	)(a)	—		113,810
Rental equipment	28,909	—	—		—		28,909
Delivery and installation	115,730	1,395	—		—		117,125
Other	11,290	—	—		—		11,290
Total costs of sales and services	373,852	18,418	(1,580)		(1,788)		388,902
Gross profit	218,606	10,981	(567)		1,788		230,808

Selling, general and administrative expenses	96,968	5,221	—		—		102,189
Other depreciation and amortization	16,618	519	—		2,684	(c)	19,821
Interest	91,203	868	—		3,515	(d)	95,586
Loss on early extinguishment of debt	30,678	—	—		—		30,678
Total operating expenses	235,467	6,608	—		6,199		248,274

Income (loss) before income taxes	(16,861)	4,373	(567)		(4,411)		(17,466)
Income tax expense (benefit)	(6,537)	2,419	(198	)(b)	(1,691	)(e)	(6,007)

Net income (loss)	$(10,324)	$1,954	$(369)		$(2,720)		$(11,459)

Loss per common share - basic	$(0.37)						$(0.41)

Loss per common share - diluted	$(0.37)						$(0.41)

See accompanying notes.

Williams Scotsman International, Inc. and Subsidiaries
Consolidated Pro Forma Condensed Statements of Operations
For the Six Months Ended June 30, 2006
(in thousands)

	As Reported	Wiron	Reclassifications and Eliminations	Adjustments for Wiron Acquisition		Pro Forma
Revenues
Leasing	$139,057	$9,537	$—	$—		$148,594
Sales:
New units	66,742	3,007	—	—		69,749
Rental equipment	25,075	—	—	—		25,075
Delivery and installation	68,940	706	—	—		69,646
Other	24,268	—	—	—		24,268
Total revenues	324,082	13,250	—	—		337,332

Cost of sales and services
Leasing:
Depreciation and amortization	28,226	1,955	—	(1,060	)(c)	29,121
Other direct leasing costs	31,128	1,950	—	—		33,078
Sales:
New units	52,641	2,084	—	—		54,725
Rental equipment	18,065	—	—	—		18,065
Delivery and installation	56,088	435	—	—		56,523
Other	4,662	—	—	—		4,662
Total costs of sales and services	190,810	6,424	—	(1,060)		196,174
Gross profit	133,272	6,826	—	1,060		141,158

Selling, general and administrative expenses	53,506	4,304	—	—		57,810
Other depreciation and amortization	8,618	413	—	1,342	(c)	10,373
Interest	35,345	474	—	1,757	(d)	37,576
Loss on early extinguishment of debt	—	—	—	—		—
Total operating expenses	97,469	5,191	—	3,099		105,759

Income (loss) before income taxes	35,803	1,635	—	(2,039)		35,399
Income tax expense (benefit)	13,788	572	—	(766	)(e)	13,594

Net income (loss)	$22,015	$1,063	$—	$(1,273)		$21,805

Income (loss) per common share - basic	$0.54					$0.54

Income (loss) per common share - diluted	$0.53					$0.52

See accompanying notes.

.

Williams Scotsman International Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations
(in thousands)

Reclassifications, Eliminations and Excluded Items Adjustments
(a)	To eliminate in consolidation rental equipment sold by Wiron to the Company.

(b)	To reflect the income tax provision on the net effect of the eliminations in entry (a) above.

Pro Forma Adjustments for the Wiron Acquisition
(c)	To adjust depreciation and amortization as follows:

	Year Ended December 31, 2005	Six Months Ended June 30, 2006
Record depreciation and amortization on rental equipment acquired in the Wiron acquisition over the remaining useful lives ranging from 10 to 20 years and a weighted average life of 16 years with a residual value of generally 10%.	$2,379	$896
Record amortization on the identifiable intangible assets acquired in the Wiron acquisition, all of which were determined to have finite lives, over the remaining useful lives ranging from 2 to 10 years and a weighted average life of 6.9 years.	2,684	1,342
Reverse Wiron’s reported depreciation and amortization on rental equipment, as adjusted above.	(4,167)	(1,956)
	$896	$282

(d)

Record interest expense at an assumed interest rate of 6.8% related to borrowings of $51.7 million (represents the $48.3 million purchase of Wiron plus the repayment of certain shareholder debt of $3.4 million) under the credit facility as a result of the acquisition.

(e)	To reflect the income tax provision on the net effect of entries (c) and (d) above utilizing a statutory income tax rate of 35%.

(c) EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Robert C. Singer
Robert C. Singer
Chief Financial Officer

Dated: November 1, 2006